                                                                   EXHIBIT 99.3


  Computer Network Technology Corporation and Inrange Technologies Corporation

          Unaudited Pro Forma Condensed Combined Financial Information
                              as of April 30, 2003,
                    for the Three Months Ended April 30, 2003
                     and for the Year Ended January 31, 2003

The following unaudited pro forma combined financial information and notes present the effect of the acquisition of Inrange Technologies Corporation (Inrange) on Computer Network Technology Corporation's historical results of operations. The pro forma combined information has been prepared utilizing the purchase method of accounting and the historical consolidated financial statements of Computer Network Technology Corporation (the Company) as of April 30, 2003, for the three months ended April 30, 2003 and for the year ended January 31, 2003. The pro forma combined information also utilizes the historical consolidated financial statements of Inrange Technologies Corporation (Inrange) as of March 31, 2003, for the three months ended March 31, 2003 and for the year ended December 31, 2002.

The allocation of the purchase price is based on the estimated fair values of the assets and liabilities of Inrange acquired on May 5, 2003, and has been prepared and included in the pro forma condensed combined financial information as required by the rules and regulations of the Securities and Exchange Commission. The pro forma combined financial information does not purport to be indicative of the results that actually would have been obtained if the acquisition had been effected on the date indicated, or of the results which may be obtained in the future.

The unaudited pro forma condensed combined statement of operations for the three months ended April 30, 2003 and for the year ended January 31, 2003 gives effect to the acquisition as if it took place at the beginning of the respective reporting periods. The unaudited pro forma condensed combined balance sheet as of April 30, 2003 gives effect to the acquisition as if it took place at the beginning of the respective reporting period.

The purchase price allocation used in the pro forma condensed combined financial information is preliminary and subject to change pending completion of the purchase price allocation analysis.

  Computer Network Technology Corporation and Inrange Technologies Corporation
        Unaudited Pro Forma Condensed Combined Statements of Operations
                      For the Year Ended January 31, 2003
                     (In thousands, except per share data)

                                                  Computer
                                                   Network          Inrange
                                                  Technology      Technologies                          Pro Forma
                                                 Corporation      Corporation                           Combined
                                                  Year Ended       Year Ended                          Year Ended
                                                  January 31,       December           Pro Forma       January 31,
                                                     2003           31, 2002          Adjustments         2003
                                                --------------    -------------       -----------    --------------
Revenue:
  Product sales                                 $      145,355    $     151,780       $              $      297,135
  Service fees                                          66,160           71,804                             137,964
                                                --------------    -------------                      --------------
      Total revenue                                    211,515          223,584                             435,099
                                                --------------    -------------                      --------------

Cost of revenue:
  Cost of product sales                                 89,110           95,536  (C)      (4,395)           180,872
                                                                                 (N)         621
  Cost of service fees                                  38,210           43,593  (N)         382             82,185
                                                --------------    -------------                      --------------
      Total cost of revenue                            127,320          139,129                             263,057
                                                --------------    -------------                      --------------
Gross profit                                            84,195           84,455                             172,042
                                                --------------    -------------                      --------------

Operating expenses:
  Sales and marketing                                   57,849               --  (A)      50,256            110,728
                                                                                 (B)       2,432
                                                                                 (N)         191
  Engineering and development                           26,872           23,105  (N)         621             50,598
  General and administrative                            10,694               --  (A)      16,116             26,906
                                                                                 (N)          96
  Selling, general and administrative                       --           66,372  (A)     (66,372)                --
  Amortization of intangibles                               --              854  (B)        (854)                --
  Asset impairment charges                                  --            5,257                               5,257
  Abandoned facility                                        --               --                                  --
  Restructuring charge                                   1,666           12,013                              13,679
                                                --------------    -------------                      --------------
      Total operating expense                           97,081          107,601                             207,168
                                                --------------    -------------                      --------------
Loss from operations                                   (12,886)         (23,146)                            (35,126)
                                                --------------    -------------                      --------------

Other income (expense), net                                869              960  (L)      (5,700)            (3,871)
                                                --------------    -------------                      --------------

Loss before taxes                                      (12,017)         (22,186)                            (38,997)
  Provision for income taxes                            16,527           (7,817) (D)       7,817             16,527
                                                --------------    -------------                      --------------
Net loss                                               (28,544)         (14,369)                            (55,524)
                                                ==============    =============                      ==============
Basic and diluted income (loss) per share:

Net loss                                        $        (1.02)   $       (0.17)                     $        (1.98)
                                                ==============    =============                      ==============
Shares                                                  28,111           83,108                              28,111
                                                ==============    =============                      ==============

  Computer Network Technology Corporation and Inrange Technologies Corporation
        Unaudited Pro Forma Condensed Combined Statements of Operations
                    For the Three Months Ended April 30, 2003
                     (In thousands, except per share data)

                                                            Computer
                                                             Network             Inrange
                                                           Technology          Technologies                          Pro Forma
                                                           Corporation         Corporation                           Combined
                                                          Three Months        Three Months                         Three Months
                                                           Ended April         Ended March         Pro Forma        Ended March
                                                             30, 2003            31, 2003         Adjustments         31, 2003
                                                         ----------------    ---------------     -------------     --------------
Revenue:
  Product sales                                          $         34,404    $        23,996     $                 $       58,400
  Service fees                                                     17,926             16,166                               34,092
                                                         ----------------    ---------------                       --------------
      Total revenue                                                52,330             40,162                               92,492
                                                         ----------------    ---------------                       --------------

Cost of revenue:
  Cost of product sales                                            21,634             20,231 (C)       (1,784)             40,236
                                                                                             (N)          155
  Cost of service fees                                             10,086              9,860 (N)           96              20,042
                                                         ----------------    ---------------                       --------------
      Total cost of revenue                                        31,720             30,091                               60,278
                                                         ----------------    ---------------                       --------------
Gross profit                                                       20,610             10,071                               32,214
                                                         ----------------    ---------------                       --------------

Operating expenses:
  Sales and marketing                                              14,206                 -- (A)       11,825              26,687
                                                                                             (B)          608
                                                                                             (N)           48
  Engineering and development                                       5,920              4,603 (N)          155              10,678
  General and administrative                                        2,556                 -- (A)        2,491               5,071
                                                                                             (N)           24
  Selling, general and administrative                                  --             14,316 (A)      (14,316)                 --
  Amortization of intangibles                                          --                214 (B)         (214)                 --
  Restructuring charge                                                 --                240                                  240
                                                         ----------------    ---------------                       --------------
      Total operating expense                                      22,682             19,373                               42,676
                                                         ----------------    ---------------                       --------------
Loss from operations                                               (2,072)            (9,302)                             (10,462)
                                                         ----------------    ---------------                       --------------


Other income (expense), net                                           700                314 (L)       (1,000)                 14
                                                         ----------------    ---------------                       --------------

Loss before taxes                                                  (1,372)            (8,988)                             (10,448)
  Provision for income taxes                                          710             (3,146)(D)        3,146                 710
                                                         ----------------    ---------------                       --------------
Net loss                                                 $         (2,082)   $        (5,842)                      $      (11,158)
                                                         ================    ===============                       ==============

Basic and diluted loss per share:

Net loss                                                 $          (0.08)   $         (0.07)                      $        (0.41)
                                                         ================    ===============                       ==============
Shares                                                             26,960             82,138                               26,960
                                                         ================    ===============                       ==============

  COMPUTER NETWORK TECHNOLOGY CORPORATION AND INRANGE TECHNOLOGIES CORPORATION
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                 (In thousands)

                                                Computer
                                                 Network              Inrange
                                                Technology          Technologies                             Pro Forma
                                               Corporation          Corporation            Pro Forma         Combined
                                              April 30, 2003       March 31, 2003         Adjustments      April 30, 2003
                                             ----------------     ----------------       -------------    ---------------
CURRENT ASSETS
                                             $                    $                      $                $
Cash and marketable securities                        221,155               14,746 (J)       (190,503)             45,398
SPX demand note                                            --               35,358                                 35,358
Accounts receivable                                    45,665               36,736                                 82,401
Inventory                                              17,856               28,207 (E)            776              32,211
                                                                                   (F)         (8,557)
                                                                                   (O)         (6,071)
Other current assets                                    2,616                9,011                                 11,627
Property held for sale                                     --                1,167                                  1,167
Deferred taxes                                             --                6,233 (G)         (6,233)                  0
                                             ----------------     ----------------                        ---------------
TOTAL CURRENT ASSETS                                  287,292              131,458                                208,162
                                             ----------------     ----------------                        ---------------

Property and equipment, net                            20,831               14,906 (E)          1,014              46,304
                                                                                   (N)          9,553
Deferred taxes                                             --                  891 (G)           (891)                  0
Field support spares, net                               5,812                   -- (F)          8,557              14,369
Other assets                                            3,007               24,690 (H)        (15,983)              4,518
                                                                                   (E)         (7,196)

Developed technology                                       --                   -- (H)         20,030              20,030
Intangible assets                                       1,597               15,757 (H)            771              18,125
Goodwill                                               14,844               47,212 (H)         25,640              87,696
                                             ----------------     ----------------                        ---------------
TOTAL ASSETS                                 $        333,383     $        234,914                        $       399,204
                                             ================     ================                        ===============

CURRENT LIABILITIES
Accounts payable                             $         14,908     $         13,708                        $        28,616
Accrued expenses                                       23,094               19,032 (I)         15,677              57,803
Deferred revenue                                       20,897               20,192                                 41,089
Current installments of lease obligations                 482                                                         482
                                             ----------------     ----------------                        ---------------
TOTAL CURRENT LIABILITIES                              59,381               52,932                                127,990
                                             ----------------     ----------------                        ---------------

Convertible subordinated debt                         125,000                   --                                125,000
Deferred tax liability                                    490                   --                                    490
                                             ----------------     ----------------                        ---------------
TOTAL LIABILITIES                                     184,871                   --                                253,480
                                             ----------------     ----------------                        ---------------
Equity                                                148,512              181,982 (J)       (181,982)            145,724
                                                                                   (K)         10,286
                                                                                   (P)        (13,074)
                                             ----------------     ----------------                        ---------------
TOTAL LIABILITIES AND EQUITY                 $        333,383     $        234,914       $                $       399,204
                                             ================     ================                        ===============

  COMPUTER NETWORK TECHNOLOGY CORPORATION AND INRANGE TECHNOLOGIES CORPORATION
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                              AS OF APRIL 30, 2003,
                    FOR THE THREE MONTHS ENDED APRIL 30, 2003
                     AND FOR THE YEAR ENDED JANUARY 31, 2003
                     (In thousands, except per share data)

The unaudited pro forma combined financial statements give effect to the following pro forma adjustments relating to the acquisition of Inrange Technologies Corporation (Inrange):

(A) To reclassify the selling, general and administrative expenses of Inrange to be consistent with the Company's presentation.

(B) To reclassify amortization expense of Inrange to be consistent with the Company's presentation and to record amortization expense for acquired customer list and tradenames.

(C) To reflect the difference between amortization expense associated with acquired developed technology and amortization expense for product rights and capitalized software previously recorded by Inrange.

(D) To eliminate the income tax benefit associated with Inrange's loss in 2002. The Company provided a valuation allowance for its deferred tax assets in fiscal 2002. The combined entity will not recognize a deferred tax benefit for losses until it becomes profitable in future periods.

(E) To reclassify Inrange's demonstration equipment consistent with the Company's presentation and to record demonstration equipment at fair market value.

(F) To reclassify Inrange's spare parts consistent with the Company's presentation

(G) To eliminate Inrange's deferred tax assets. The Company has provided a valuation allowance for its deferred tax assets.

(H) To record acquired developed technology, intangible assets and goodwill and reclassify technology and intangible assets consistent with the Company's presentation.

(I) To accrue professional fees related to the acquisition. To accrue severance and future rents for certain duplicative facilities and headcount of Inrange.

                    Professional fees             $   3,147
                    Facility rents                    7,730
                    Severance                         4,800
                                                  ---------
                                                  $  15,677
                                                  =========

(J) To reduce cash for the amount paid to acquire Inrange and to eliminate the common equity of Inrange.

(K) To record the value of CNT stock options granted to replace the fully vested stock options of Inrange.

(L) To reduce interest income to reflect the reduction in cash and marketable securities associated with the purchase of Inrange.

(M) The purchase price allocation for the acquisition of Inrange as of May 5, 2003 was based on the fair value of the assets acquired and liabilities assumed and is summarized as follows:



        -----------------------------------------------------------------

        -----------------------------------------------------------------
        Purchase Price:
        -----------------------------------------------------------------
           Cash paid                                   $          190,503
        -----------------------------------------------------------------
            Value of stock option grants                           10,286
        -----------------------------------------------------------------
            Transaction costs                                       3,147
        -----------------------------------------------------------------

        -----------------------------------------------------------------
                Total purchase consideration                      203,936
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        Fair Values of Assets Acquired and
        Liabilities Assumed:
        -----------------------------------------------------------------

        -----------------------------------------------------------------
        Cash                                           $           16,433
        -----------------------------------------------------------------
        Receivables                                                56,968
        -----------------------------------------------------------------
        Inventory                                                  14,256
        -----------------------------------------------------------------
        Property and equipment                                     25,489
        -----------------------------------------------------------------
        Field support spares                                        8,277
        -----------------------------------------------------------------
        Developed technology                                       20,030
        -----------------------------------------------------------------
        Intangible assets                                          16,528
        -----------------------------------------------------------------
        In-process research and development                        13,074
        -----------------------------------------------------------------
        Goodwill                                                   86,706
        -----------------------------------------------------------------
        Other assets                                                7,153
        -----------------------------------------------------------------
        Accounts payable                                         (10,270)
        -----------------------------------------------------------------
        Accrued expenses                                         (29,764)
        -----------------------------------------------------------------
        Deferred revenue                                         (20,944)
        -------------------------------------------------- --------------

        -----------------------------------------------------------------
                 Total purchase consideration          $          203,936
        -----------------------------------------------------------------

Developed technology is being amortized using the straight-line method over periods ranging from 4 to 5 years. Intangible assets are being amortized using the straight-line method over periods ranging from 5 to 8 years. Intangible assets consist of customer list valued at $15,294 and trademarks valued at $1,234. The above purchase allocation is preliminary and subject to change pending completion of the purchase price allocation analysis.

(N) To record step-up in property and equipment to fair value and additional depreciation expense related thereto.

(O) To record inventory at fair market value, including manufacturing profit. Certain products of Inrange will be discontinued. This factor was considered in determining the fair market value of inventory.

(P) To record in-process research and development. The $13,074 of in-process research and development will be effected in the Company's statement of operations in the reporting period in which the acquisition occurs due to the immediate write-off of in-process research and development.